                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 6, 2001
                                                  ------------------------------



                          SigmaTron International, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-23248                  36-3918470
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File number)            Identification No.)



2201 Landmeier Road, Elk Grove Village, Illinois                    60007
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (847) 956-8000
                                                    ----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.    Changes In Registrant's Certifying Accountant.

     Registrant is making additional disclosures to the Current Report on Form 8-K/A filed by Registrant on November 14, 2001, which amended Registrant's Current Report on Form 8-K/A filed on November 6, 2001. The remainder of Registrant's Current Report on Form 8-K/A filed on November 14, 2001 shall remain unaffected by this amendment.

     Registrant has requested E&Y to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in Item 4 of Registrant's Current Report on Form 8-K/A filed on November 14, 2001. A copy of that letter, dated November 6, 2001 is filed as
Exhibit 16 to this Current Report on Form 8-K/A.

Item 7.    Financial Statements and Exhibits.

           (c)   Exhibits

                 16 Letter from E&Y to SEC dated November 6, 2001 pursuant to the requirements of Item 304(a)(3) of Regulation S-K.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 21, 2001


                                          SIGMATRON INTERNATIONAL, INC.


                                          By:   /s/ Gary R. Fairhead
                                                --------------------------------
                                                Gary R. Fairhead, President and
                                                Chief Executive Officer
                                                (Principal Executive Officer)

                                      INDEX



Exhibit
Number    Description of Document
------    -----------------------

 16 Letter from Ernst & Young LLP to Securities Exchange Commission dated November 6, 2001 pursuant to the requirements of Item 304(a)(3) of Regulation S-K.